eei2012v22

November 11-14, 2012 Edison Electric Institute Financial Conference

® Safe Harbor 2 Some of the matters discussed in this presentation may contain forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words "anticipate", "believe", "estimate", "expect", "intend", "objective", "plan", "possible", "potential", "project" and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, access to existing lines of credit, access to the commercial paper markets, actions of rating agencies and their impact on capital expenditures; the ability of the Company and its subsidiaries to access the capital markets and obtain financing on favorable terms; prices and availability of electricity, coal, natural gas and natural gas liquids, each on a stand-alone basis and in relation to each other as well as the processing contract mix between percent-of-liquids, percent-of-proceeds, keep-whole and fixed-fee; business conditions in the energy and natural gas midstream industries; competitive factors including the extent and timing of the entry of additional competition in the markets served by the Company; unusual weather; availability and prices of raw materials for current and future construction projects; Federal or state legislation and regulatory decisions and initiatives that affect cost and investment recovery, have an impact on rate structures or affect the speed and degree to which competition enters the Company's markets; environmental laws and regulations that may impact the Company's operations; changes in accounting standards, rules or guidelines; the discontinuance of accounting principles for certain types of rate-regulated activities; the cost of protecting assets against, or damage due to, terrorism or cyber-attacks and other catastrophic events; advances in technology; creditworthiness of suppliers, customers and other contractual parties; the higher degree of risk associated with the Company's nonregulated business compared with the Company's regulated utility business and other risk factors listed in the reports filed by the Company with the Securities and Exchange Commission including those listed in Risk Factors and Exhibit 99.01 to the Company's Form 10-K for the year ended December 31, 2011. This presentation includes the non-GAAP measure of earnings before interest, taxes, depreciation and amortization (“EBITDA”) when describing the Company’s results of operations and financial performance. The Company has prepared a reconciliation of this measure to the most directly comparable GAAP measure.

OGE has a clear, conservative and achievable set of financial objectives centered around investment grade credit ratings, 5-7% long-term EPS growth and conservative, yet steady, dividend growth 3 • Well positioned regulated utility with significant growth opportunities in transmission • Economic conditions in Oklahoma have been more favorable compared to the rest of the U.S. OGE Energy Corp (NYSE: OGE) • Strategically located midstream business with growing volumes in rich natural gas liquids basins 3

Focus for • Execute on the $700 million of transmission spend over the next 3 years • Developing compliance strategy for environmental regulations specifically, Regional Haze and MATS • Continue to develop energy management solutions to OG&E’s customers through the Smart Grid program • Manage spending versus reliability and balance investments for the ultimate benefit of customers 4

OG&E’s committed transmission capex is spread over many projects 5 5 ` Project 2012 2013 2014 Total Miles Allocation to OG&E Retail Customers Projected In-Service Date Sunnyside to Hugo 25 - - 25 124 ~25% Completed Sooner to Rose Hill 5 - - 5 44 ~25% Completed 3E - Sooner to Cleveland 35 - - 35 39 ~15% Dec-12 3E - Seminole to Muskogee 60 100 5 165 135 ~15% Dec-13 3E - Tuco to Woodward 5 100 35 140 96 ~15% Apr-14 Priority Project - Woodward to Hitchland 20 105 45 170 99 ~15% Jun-14 Priority Project - Woodward to Kansas 10 70 70 150 77 ~15% Dec-14 Totals 160$ 375$ 155$ 690$ 614 *Excludes AFUDC Cap-ex in Millions of $*

Woodward (OG&E) Hitchland (SPS) Tuco (SPS) Sooner (OG&E) Cleveland (GRDA) Hugo (ITC / Western Farmers) Anadarko (OG&E) Seminole (OG&E) Muskogee (OG&E) Sunnyside (OG&E) Rose Hill (Westar) Medicine Lodge (Westar) OG&E Ownership Non-OG&E Ownership Current OG&E 345kV projects Completed OG&E Line 6 Conditional NTC

Summary of current environmental regulations and timing for OG&E • Regional Haze • EPA rejected state SIP (4 low Nox burners – only common thread between SIP and FIP), FIP is 4 scrubbers or convert 4 units to gas, 3-years from final order. • Stay granted with 10th Circuit Court of Appeals June 22, 2012 • Compliance date 5 years from the effective date of the final order • Technology – Low NOx burners, Scrubbers/DSI • Electric Utility MATS (Hazardous Air Pollutants) • 3-years from final rule with possible 1-year extension • Final order, April, 2012, but is being challenged in court • Compliance date April, 2015 with possible one-year extension • Technology – DSI/ Scrubbers, ACI • Total costs for these regulations range from $430 million to over $1 billion • HB 1910 enacted in 2005 allows utilities to recovery mandated environmental costs 7

Potential Timing of Environmental Compliance Plan



Sooner
LNB Decision
ACI Decision
DSI Decision
MATS Compliance Date
MATS Potential Extension Date
Regional Haze Compliance Date Reflecting Stay
Q2 Q3 Q4 2013 Q2 Q3 Q4 2014 Q2 Q3 Q4 2015 Q2 Q3 Q4 2016 Q2 Q3 Q4 2017 Q2 Q3 Q4 2018
LNB
LNB
LNB
ACI ACI
FGD LNB
FGD LNB
LNB
LNB
ACI ACI ACI
DSI
FGD
FGD
LNB → Regional Haze
ACI DSI → Regional Haze and or MATS
FGD → Regional Haze

8

POSITIVE ENERGY TOGETHER
OG&E

Projected Rate Base* *Year end estimate only. Does not assume timing regarding regulatory recovery. $3.8 $4.0 $4.1 $4.1 $4.1 $4.1 $0.2 $0.4 $0.7 $0.8 $0.8 $0.8 $0.4 $0.4 $0.4 $0.4 $0.4 $0.4 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 2011 2012 2013 2014 2015 2016 OK Rate Base FERC Rate Base AR Rate Base 9 $ in billions

Focus for 10 • Grow the business and provide attractive financial returns through efficient operations and commercial management • Capture growth opportunities through expansion projects, increased utilization of existing infrastructure • Execution of system expansion projects including increased processing capacity of 400 MMcf/day by 2013 • Seek to diversify its gathering, processing and transportation businesses into other areas that are complimentary with the Company’s capabilities and current footprint 10

11 Enogex’s Expanding Position in the Mid-Continent Greater Granite Wash Includes: • Cleveland • Granite Wash • Marmaton • Tonkawa Counties with Acreage Dedications

12 Enogex Processing Super Header Under Construction

Enogex has successfully increased fixed-fee processing volumes 73% 68% 54% 35% 31% 25% 20% 1% 5% 6% 5% 7% 16% 19% 24% 31% 39% 35% 37% 24% 8% 7% 10% 20% 29% 31% 40% 0% 25% 50% 75% 100% 2006 2007 2008 2009 2010 2011 2012F Keep Whole POP POL FF 13

14 OGE’s gross margin is forecasted to remain dominated by the utility and approximately 89% utility and fee-based $1,198 $1,225 $306 $316 $135 $192 400 600 800 1000 1200 1400 1600 1800 2011 2012F* Utility Fee Based and Hedged Unhedged *Based on the midpoint of 2012 earnings guidance and assuming normal weather for the remainder of the year. $ in millions $1733* $1,639 89%

Consistent dividend growth *Annual dividend rate declared by the Board of Directors in December 2011 $1.33 $1.36 $1.39 $1.42 $1.45 $1.50 $1.57 $1.20 $1.25 $1.30 $1.35 $1.40 $1.45 $1.50 $1.55 $1.60 2006 2007 2008 2009 2010 2011 2012* Annual Dividend 15

16 Solid credit ratings with stable outlook Moody’s S&P Fitch Outlook OG&E A2 BBB+ A+ Stable Enogex LLC Baa3 BBB- BBB Stable OGE Energy Corp. Baa1 BBB A- Stable

Appendix

High liquids content provides increased revenues to producers Dry Gas Well Unprocessed Liquids Rich Gas Well Processed Liquids Rich Gas Well 1,000 Mcf Wellhead Gas 1,000 Btu Content Value = $2,500 1,000 Mcf Wellhead Gas 1,260 Btu Content Value = $3,150 50 Bbls of Condensate Value = $4,500 50 Bbls of Condensate Value = $4,500 750 Mcf Wellhead Gas 1,000 Btu Content Value = $1,875 120 Bbls of NGL’s Value = $3,960 $2,500 $10,335 $7,650 At current product prices, a Granite Wash Well Realizes 4X more revenue than a dry gas well Note: The following assumptions were used in this example: $2.50 Mcf gas, $90 Bbl oil and $33 Bbl NGL 18

19 The active areas Enogex serves have the highest returns for producers in all price environments

® Third Quarter EPS Results 20 3Q 2012 3Q 2011 OG&E $1.69 $1.60 OGE Enogex Holdings 0.18 0.19 Hold. Co. - 0.01 Consolidated $1.87 $1.80

Third Quarter Results – OG&E In Millions of $ 3Q 2012 3Q 2011 Variance Fav/(Unfav) Gross Margin 449.2 440.1 9.1 Operation & Maintenance 108.6 108.3 (0.3) Depreciation & Amortization 63.5 54.9 (8.6) Interest Expense 31.2 28.8 (2.4) Income Tax Expense 58.4 70.9 12.5 Net income for OG&E was $167.2 million or $1.69 per share in 2012 as compared to net income of $158.6 million or $1.60 per share in 2011. Primary drivers include: 21

Third Quarter Results - OG&E Gross Margin 22 $449.2 $440.1 $420 $430 $440 $450 $460 2012 2011 Millions of $ Gross Margin Drivers: •Key Utility Investments •Transmission Revenues •Growth •Weather

Third Quarter Results – Enogex Holdings In Millions of $ 3Q 2012 3Q 2011 Variance Fav/(Unfav) Gross Margin 123.8 113.6 10.2 Operation & Maintenance 42.3 43.5 1.2 Depreciation & Amortization 26.5 18.6 (7.9) Taxes Other Than Income 9.8 5.4 (4.4) Interest Expense 8.7 5.1 (3.6) Enogex Holdings Net Income 24.7 22.0 2.7 OGE Enogex Holdings Net Income (OGE’s Portion) 17.9 19.3 (1.4) Net income to OGE was $17.9 million or $0.18 per share in 2012 as compared to net income of $19.3 million or $0.19 per share in 2011. Primary drivers include: 23

Third Quarter Results - Enogex Holdings Gross Margin $51.6 $40.4 $36.7 $31.3 $29.5 $36.9 $6.0 $5.0 $0 $50 $100 $150 2012 2011 Processing Gathering Transportation Storage Gross Margin Drivers: •Processed Volumes up 24% •Increased Gathering Fees •Condensate Volumes up 29% Millions of $ $123.8 $113.6 24

2012 Outlook • The Company’s 2012 earnings guidance is unchanged between approximately $337 million and $357 million of net income, or $3.40 to $3.60 per average diluted share assuming 99.1 million average diluted shares outstanding. • OG&E is projected to be at the upper end of the earnings projection between approximately $258 million to $268 million or $2.60 to $2.70 per average diluted share in 2012 assuming normal weather patterns for the remainder of the year. • OGE Enogex Holdings outlook remains unchanged between approximately $80 million to $95 million of net income or $0.80 to $0.95 per average diluted share in 2012. However, the projected volume increase for the gathering business has been reduced for 2012 primarily due to the timing of producer drilling programs. 25

Reconciliation of estimated EBITDA to projected net income attributable to Enogex Holdings 26 (A) As of November 1, 2010, Enogex Holdings' earnings are no longer subject to tax (other than Texas state margin taxes) and are taxable at the individual partner level. (B) Includes amortization of certain customer-based intangible assets associated with the acquisition from Cordillera Energy Partners III, LLC in November 2011, which is included in gross margin for financial reporting purposes. Three Months Ended September 30, Nine Months Ended September 30, (In millions) 2012 2011 2012 2011 Net income attributable to Enogex Holdings $ 35.5 $ 37.5 $ 126.2 $ 118.7 Add: Interest expense, net 8.7 5.2 23.7 17.2 Income tax expense (A) --- --- 0.1 0.1 Depreciation and amortization expense (B) 27.2 18.5 76.4 56.1 EBITDA $ 71.4 $ 61.2 $ 226.4 $ 192.1 OGE Energy’s Portion $ 58.0 $ 53.1 $ 184.1 $ 169.4

Reconciliation of EBITDA to net income attributable to Enogex Holdings 27 (A) Based on midpoint of 2012 guidance. (B) As of November 1, 2010, Enogex Holdings' earnings are no longer subject to tax (other than Texas state margin taxes) and are taxable at the individual partner level. (C) Includes amortization of certain customer-based intangible assets associated with the acquisition from Cordillera Energy Partners III, LLC in November 2011, which is included in gross margin for financial reporting purposes. Twelve Months Ended (In millions) December 31, 2012 (A) (B) Net income attributable to Enogex Holdings $ 176.0 Add: Interest expense, net 32.0 Depreciation and amortization expense (C) 100.0 EBITDA $ 308.0 OGE Energy’s Portion $ 250.0

Projected Capital Expenditures 2012-2016 28 Dollars in millions 2012 2013 2014 2015 2016 OG&E Base Transmission 70$ 50$ 50$ 50$ 50$ OG&E Base Distribution 175 175 175 175 175 OG&E Base Generation 80 75 75 75 75 OG&E Other 10 15 15 15 15 Total OG&E Base T&D, Gen & Other 335 315 315 315 315 OG&E Known and Committed Projects: Transmission Projects Sunnyside-Hugo 25 - - - - Sooner-Rose Hill 5 - - - - Balanced Portfolio 3E Projects 100 200 40 - - SPP Priority Projects 30 175 115 - - Total Transmission Projects 160 375 155 - - Other Projects: Smart Grid Program 85 25 25 10 10 Crossroads 40 - - - - System Hardening 10 15 - - - Environmental - Low NOX 5 30 20 25 20 Total Other Projects 140 70 45 35 30 Total Known and Committed Projects 300 445 200 35 30 Total OG&E 635 760 515 350 345 Enogex: Maintenance 50 50 55 55 55 Known and Committed Projects: Western OK & TX Panhandle Expansion 435 295 - - - Other Gathering, Etc. 20 25 20 15 15 Total Known and Committed Projects 455 320 20 15 15 Enogex (Base Maintenance and Committed Projects)* 505 370 75 70 70 OGE Energy 15 10 10 10 10 TOTAL OGE Consolidated 1,155$ 1,140$ 600$ 430$ 425$ * These capital expenditures represent 100% of Enogex capital expenditures, of which a portion may be funded by ArcLight.